                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 13, 1996



                           NRG Generating (U.S.) Inc.
               (Exact name of Registrant as Specified in Charter)



          Delaware                1-9208                 59-2076187
      (State or other        (Commission File           (IRS Employer
      jurisdiction of             Number)          Identification Number)
       incorporation)
                                   ___________

  1221 Nicollet Mall, Minneapolis, Minnesota                 55403
  (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code (612) 373-5300


  (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

    On December 13, 1996, NRG Generating (U.S.) Inc. (the "Company") announced an upcoming management transition.

    Leonard A. Bluhm, currently President & CEO of the Company, was elected to the additional position of Chairman of the Board effective December 31, 1996. Bluhm has served as President & CEO under a leased employee agreement with NRG Energy, Inc. and will return to a senior management position with NRG Energy, Inc. as of December 31, 1996. NRG Energy, Inc. holds nearly 42% of the common stock of the Company. The Board of Directors has commenced a search for a President & CEO of the Company.

    Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NRG GENERATING (US.) INC.


                                   /s/ Leonard A. Bluhm
                                   By:  Leonard A. Bluhm
                                   President and Chief Executive Officer


Date:  December 13, 1996

                                    3